UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2008

Ambassadors International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26420	91-1688605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1071 Camelback Street Newport Beach, CA	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 759-5900

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On September 19, 2008, Kevin M. Luebbers, age 42, resigned as a Class II Director of Ambassadors International, Inc. (the “Company”) and as Chairman of the Company’s Audit Committee. Mr. Luebbers term was set to expire at the Ambassadors International, Inc.’s 2009 Annual Meeting of Stockholders. Mr. Luebbers’ resignation did not relate to any disagreement with the Company or any known accounting related issues with the Company. As a result of the resignation of Mr. Luebbers, the Board of Directors decreased the number of directors from ten (10) to nine (9).

(d) On September 23, 2008, the Board of Directors of the Company appointed Arthur A. Rodney, age 67, to serve as Chairman of the Company’s Audit Committee to serve in accordance with the charter of said Committee and until his successor is duly appointed and qualified. Mr. Rodney is a Class III Director of the Company and has been a member of the Audit Committee since April 2008. Mr. Rodney has been in the cruise industry for over 30 years. He has served as Chief Financial Officer and President of Princess Cruises from 1970 to 1986. Mr. Rodney then created Crystal Cruises, a luxury cruise line, for a large Japanese shipping company and served as its President from 1987 until 1994. In 1994, at its request to develop and oversee the operations of two large cruise ships, Mr. Rodney joined The Walt Disney Company. He served as President of Disney Cruise Line until the end of 1999. From 2000, Mr. Rodney had been an independent consultant. Mr. Rodney holds licenses in New York and California as a Certified Public Accountant.

The Company issued a press release announcing this appointment, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

There is no arrangement or understanding between Mr. Rodney and any executive officer or director of the Company. There are no family relationships among Mr. Rodney and any of the Company’s executive officers or directors. Further, there are no transactions involving the Company and Mr. Rodney which would be reportable pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

Item 9.01 Exhibits.

(d) Exhibits

99.1	Press release dated September 25, 2008 issued by the Registrant.
99.2	Letter from Kevin M. Luebbers dated September 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.

Date: September 25, 2008	By:	/s/ Blake T. Barnett
Blake T. Barnett Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated September 25, 2008 issued by the Registrant.
99.2	Letter from Kevin M. Luebbers dated September 19, 2008.

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